                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            OCC CASH RESERVES, INC.
               (Name of Registrant as Specified in Its Charter)

                          Elliot M. Weiss, Secretary
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
    (1) Amount previously paid:
    (2) Form, Schedule or Registration Statement no.:
    (3) Filing Party:
    (4) Date Filed:

                            OCC CASH RESERVES, INC.

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 3, 2000


TO THE SHAREHOLDERS:

     A special meeting of the shareholders of OCC Cash Reserves, Inc. (the "Fund") will be held at the principal executive offices of the Fund, 1345 Avenue of the Americas, New York, New York 10105-4800, on March 3, 2000 at 10:00 a.m., New York time for the following purposes:

     1. To approve a new investment advisory agreement between OpCap Advisors and the Fund;

     2. To approve the continuance of the Distribution Assistance and Administrative Services Plan upon consummation of the Allianz acquisition, as described in the Proxy Statement;

     3. To elect six directors to hold office until their successors are elected and qualified;

     4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditor of the Fund for the fiscal year ending November 30, 2000;

     You will be entitled to notice of, and to vote at, the meeting and any adjournments thereof, if you owned shares of the Fund at the close of business on December 20, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE PR0MPTLY.

     If you have any questions regarding the enclosed proxy materials, please contact our proxy solicitors, D.F. King & Co., Inc., at 1-800-488-8035.


                               By Order of the Board of Directors

                                /s/ Elliot M. Weiss
                               -------------------------------------------------
                               Secretary


February 3, 2000
1345 Avenue of the Americas
New York, New York 10105-4800

                             YOUR VOTE IS IMPORTANT

                     PLEASE RETURN YOUR PROXY CARD PROMPTLY

     Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy card for each of the Portfolios of the Fund in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. We ask for your cooperation in mailing your voting instruction form no matter how large or small your holding may be.

                    PLEASE RESPOND -- YOUR VOTE IS IMPORTANT

OCC CASH RESERVES, INC.

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105-4800

-----------------

PROXY STATEMENT

-----------------

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 3, 2000

-----------------

GENERAL

     This Proxy Statement is furnished to the shareholders of OCC Cash Reserves, Inc. (the "Fund"), in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of shareholders to be held on March 3, 2000, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Proxy Card will first be mailed on or about February 7, 2000.

     The Fund consists of five portfolios (the "Portfolios"), each of which is a separate class of capital stock; these are the Primary Portfolio, the Government Portfolio, the General Municipal Portfolio, the California Municipal Portfolio and the New York Municipal Portfolio. Shares of each Portfolio have been registered with the Securities and Exchange Commission ("SEC"). As of December 20, 1999, the record date, there were outstanding 2,550,229,420 shares of the Primary Portfolio, 75,045,309 shares of the Government Portfolio, 129,826,547 shares of the General Municipal Portfolio, 66,325,570 shares of the California Municipal Portfolio, and 60,828,283 shares of the New York Municipal Portfolio.

     The purpose of the Meeting is to permit shareholders of each Portfolio of the Fund to consider a new advisory agreement to take effect upon consummation of the transaction (the "Acquisition") contemplated by an Implementation and Merger Agreement, dated as of October 31, 1999 (the "Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors"), its two general partners, PIMCO Advisors Holdings L.P. ("PAH") and

PIMCO Partners G.P. ("Partners GP"), certain of their affiliates, Allianz of America, Inc. ("Allianz of America") and certain other parties named therein. Pursuant to the Merger Agreement, Allianz of America will acquire a controlling interest in PIMCO Advisors, whose wholly owned indirect subsidiary, OpCap Advisors, serves as investment adviser to the Fund. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 below. As required by the Investment Company Act of 1940, as amended (the "Investment Company Act"), consummation of the Acquisition will cause the automatic termination of the Fund's advisory agreement with OpCap Advisors. Therefore, in order to ensure continuity in the management of the Fund, shareholders of each Portfolio of the Fund are being asked to approve a new advisory agreement.

     The second purpose of the Meeting is to permit the shareholders of each Portfolio of the Fund to consider the reapproval of the Distribution Assistance and Administrative Services Plan for each Portfolio of the Fund to take effect upon consummation of the Acquisition.

     The third purpose of the Meeting is to elect six Directors to hold office until their successors are elected and qualified.

     The fourth purpose of the Meeting is to ratify the selection of PricewaterhouseCoopers LLP as independent auditor for the Fund for the fiscal year ending November 30, 2000.

     Shares of the Portfolios will be voted separately, with each Portfolio voting as a single class, on the first two proposals and will be voted together on the third and fourth proposal. Each full share of the Portfolios outstanding is entitled to one vote and each fractional share of the Portfolios outstanding is entitled to a proportionate fractional share of one vote for such purposes.

     In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed proxy card, to date and sign the proxy card, and to mail the proxy card promptly in the enclosed postage paid envelope, allowing sufficient time for the proxy card to be received before the Meeting.

     If the enclosed form of proxy is properly executed and returned, the shares represented thereby will be voted at the meeting as indicated thereon with respect to the Proposal. In the absence of choices, the shares represented by the proxy will be voted in favor of the Proposal.

     The proxy confers discretionary authority upon the persons named therein to vote on other business, not currently contemplated, which may come before the Meeting. In the event that a quorum (the presence in person or by proxy of the holders of a majority of the Fund's shares entitled to vote) cannot be obtained, an adjournment or adjournments of the Meeting may be sought by the Board of Directors. In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment would require the affirmative vote of the holders of a majority of the shares of the Fund present at the Meeting or any adjournment thereof, in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any matter in favor of such an adjournment and will vote those proxies required to be voted AGAINST any matter that comes before the Meeting against any such adjournment.

     The proxy may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105-4800; (ii) attendance at the Meeting and voting in person or (iii) properly executing and returning a new proxy card (if received in time to be voted).

     All expenses of the preparation and distribution of these proxy materials will be borne equally by PIMCO Advisors and by Allianz of America. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of OpCap Advisors or its respective affiliates, personally or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of voting instruction forms. For those services, they will be reimbursed by the PIMCO Advisors and Allianz of America for their out-of-pocket expenses. In addition, the PIMCO Advisors and Allianz of America have retained D.F. King & Co., Inc. to assist in the solicitation of proxies primarily by contacting shareholders by telephone and telegram for a fee not to exceed $3,000 plus reasonable out-of-pocket expenses. Representatives of the Fund or D.F. King & Co., Inc. may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone would be asked for their social security number or other identifying information and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed voting instruction form.

     To the knowledge of the Fund, the only shareholder owning of record or beneficially more than 5% of the outstanding shares of the Portfolios of the Fund as of December 20, 1999 was CIBC World Markets ("CIBC"), which held in an omnibus account for clients 2,505,120,173 shares (98.23%) of the Primary Portfolio, 68,455,121 shares (91.22%) of the Government Portfolio, 125,095,960 shares (96.36%) of the General Municipal Portfolio, 66,174,319 shares (99.77%) of the California Municipal Portfolio and 53,615,214 shares (88.14%) of the New York Municipal Portfolio.

                                 PROPOSAL NO. 1

    APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN OPCAP ADVISORS AND THE FUND

INTRODUCTION

     OpCap Advisors serves as investment adviser to the Fund pursuant to an Advisory Agreement dated November 5, 1997 (the "Existing Agreement"). The Existing Agreement was approved initially by the Board of Directors at a special meeting held on February 28, 1997 and approved by the Fund's shareholders on October 14, 1997.

     The Existing Agreement provides that it shall automatically terminate in the event of its assignment as defined in the Investment Company Act. Consummation of the Acquisition will constitute an assignment of the Existing Agreement. Therefore, in anticipation of the Acquisition, the Board of Directors of the Fund is proposing that its shareholders approve a new advisory agreement between the Fund and OpCap Advisors (the "New Agreement"). The New Agreement is substantially identical, except for the date, to the Existing Agreement.

INFORMATION ABOUT OPCAP ADVISORS

     OpCap Advisors is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $56 billion in assets under management on September 30, 1999. Oppenheimer Capital is an indirect wholly-owned subsidiary of PIMCO Advisors, a registered investment adviser. The general partners of PIMCO Advisors are PIMCO Partners G.P. and PIMCO Advisors Holdings L.P. PIMCO Partners G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PIMCO Advisors Holdings L.P.

     The principal business address of OpCap Advisors, Oppenheimer Capital, OCC Distributors, the Fund's distributor, and their affiliates is 1345 Avenue of the Americas, New York, New York 10105-4800. The principal business address of OpCap Advisors would not change following the Acquisition. Joseph La Motta is Chairman Emeritus of Oppenheimer Capital. Kenneth Poovey is Chief Executive Officer of Oppenheimer Capital and OpCap Advisors.

     The officers of the Fund who are officers or employees of OpCap Advisors or its affiliate, Oppenheimer Capital, are as follows:

Name                                                 Position with Fund
----                                                 ------------------
Joseph M. La Motta                                   President and Chairman of the Board of Directors
William McDaniel                                     Vice President
John C. Giusio, Jr.                                  Vice President
Benjamin Gutstein                                    Vice President and Portfolio Manager
Matthew Greenwald                                    Vice President and Portfolio Manager
Elliot M. Weiss                                      Secretary
Brian S. Shlissel                                    Treasurer
Maria Camacho                                        Assistant Secretary


INFORMATION CONCERNING ALLIANZ AG AND ITS AFFILIATES. Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG, a publicly traded German Aktiengesellschaft and which, together with its subsidiaries, comprise the world's second largest insurance group as measured by premium income. The Allianz group is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Acquisition, PIMCO Advisors and the Allianz group combined will have over $650 billion in assets under management. Allianz AG's address is: Koniginstrasse 28, D-80802, Munich, Germany.

THE ACQUISITION

     On October 31, 1999, PIMCO Advisors, its two general partners, PAH and Partners GP, certain of their affiliates, Allianz of America and certain other parties named therein entered into the Merger Agreement pursuant to which Allianz of America will acquire majority ownership of PIMCO Advisors, whose wholly-owned subsidiary, OpCap Advisors, serves as investment adviser to the Fund.

     The Merger Agreement provides for the acquisition of PAH by Allianz of America through a merger of a subsidiary of Allianz of America with and into PAH. In the merger, each of the outstanding limited partnership and general partner units in PAH will be converted into the right to receive cash in an amount per unit equal to $38.75, subject to downward adjustment if the aggregate annualized investment advisory and subadvisery fees for all accounts managed by PIMCO advisers and its subsidiaries, expressed as a "revenue run rate," declines (excluding market-based changes) below a specified level (the "Unit Transaction Price"). In no event will the Unit Transaction Price be reduced below $31.00 per unit. As a result of the merger, PAH will become an indirect wholly-owned subsidiary of Allianz of America.

     Following the merger, subsidiaries of Allianz of America will, in a series of transactions, acquire for cash additional partnership interests in PIMCO Advisors (the "PA Units"), bringing its ownership interest in PIMCO Advisors to approximately 70% including the approximately 44% interest held through PAH. As part of these transactions, a subsidiary of Allianz of America will acquire Partners GP through an acquisition of the managing general partner interest in Partners GP from PIMCO Partners LLC (the managing general partner of Partners GP) for approximately $5.5 million and of the member interests in Partners GP that are indirectly owned by Pacific Life Insurance Company ("Pacific Life"). Pacific Life, which through subsidiaries owns approximately a 30% interest in PIMCO Advisors, will maintain an indirect interest in PIMCO Advisors following the closing.

     In connection with the closing, Allianz of America will enter into a put/call arrangement for the possible disposition of Pacific Life's indirect interest in PIMCO Advisors. The put option held by Pacific Life will allow it to require Allianz of America, on the last business day of each calendar quarter following the closing, to purchase at a formula-based price all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life. The call option held by Allianz of America will allow it, beginning January 31, 2003 or upon a change of control of Pacific Life, to require Pacific Life to sell or cause to be sold to Allianz of America, at the same formula-based price, all of the PIMCO Advisors' units owned directly or indirectly by Pacific Life.

     As a result of the Acquisition, Allianz of America will control PIMCO Advisors, having acquired approximately 70% of the outstanding partnership interest in PIMCO Advisors, for a total consideration of approximately $3.3 billion, while the remainder will continue to be indirectly owned by Pacific Life. Through PIMCO Advisors, Allianz of America will also control OpCap Advisors. The Acquisition is expected to be completed by the end of the first quarter of 2000, although there is no assurance that the Acquisition will be completed.

     OpCap Advisors serves as investment adviser to the Fund and will undergo a change of control as a result of the consummation of the Acquisition, resulting in the automatic termination of its current advisory agreement with the Fund (the "Existing Agreement"). The Board of Directors of the Fund have approved the new investment management agreement and have recommended that Shareholders approve it as well. Therefore, in connection with the Acquisition and as required by the Investment Company Act, shareholders of each Portfolio of the Fund are being asked in Proposal 1 to approve a new investment management agreement between the Fund and OpCap

Advisors which is substantially identical to the Existing Management Agreement (the "New Agreement"). If the Acquisition is not completed for any reason, the Existing Agreement will remain in effect.

     Completion of the Acquisition is subject to a number of conditions including, among others, (i) the approval of the public unitholders of PAH, (ii) the receipt of certain regulatory approvals and (iii) PIMCO Advisors' revenue run-rate for all accounts managed by PIMCO Advisors and its subsidiaries being at least 75% of the September 30, 1999 amount. PIMCO Advisors has agreed to use its reasonable best efforts to obtain, prior to completion of the Acquisition, the approval of the New Agreement by the shareholders of each Portfolio of the Fund. In the event the New Agreement is not approved by the Fund's shareholders and the Acquisition is completed, the Board of Directors of the Fund will consider appropriate action.

     Pursuant to the Merger Agreement, PIMCO Advisors and Pacific Investment Management Company, a subsidiary partnership of PIMCO Advisors, will enter into employment, retention and incentive arrangements with key employees of PIMCO Advisors and Pacific Investment Management Company, respectively. These benefits include new employment agreements, retention and incentive awards vesting over a term of years and restricted stock grants. In addition, certain key employees of Oppenheimer Capital and OpCap Advisors will receive payments in respect of previously existing non-competition arrangements in connection with the acquisition by Allianz of America of the PA Units on which such arrangements were based.

EFFECTS OF THE ACQUISITION. Upon completion of the Acquisition, OpCap Advisors, its parent Oppenheimer Capital, and Oppenheimer Capital's parent, PIMCO Advisors, will be controlled by Allianz of America. Allianz of America will control PIMCO Advisors through its managing member interest in Pacific-Allianz Partners LLC ("PacPartners LLC"), which will be the sole general partner of PIMCO Advisors following the Acquisition. While Allianz of America will control PacPartners LLC, Pacific Life will hold a portion of its continuing interest in PIMCO Advisors through an interest in PacPartners LLC. Allianz of America, through subsidiaries, will be the managing member of PacPartners LLC and will have full authority and control over all actions, taken by PacPartners LLC as the general partner of PIMCO Advisors, provided that Pacific Life's consent is required for certain extraordinary actions.

     Operationally, PIMCO Advisors is expected to become a unit of Allianz Asset Management ("AAM"), the division of Allianz AG that coordinates global Allianz AG asset management activities. The equity operations of PIMCO Advisors, OpCap Advisors and Oppenheimer Capital will remain separately branded and managed. PIMCO Advisors, Oppenheimer Capital and OpCap Advisors are currently expected to continue to operate in the United States under their existing names.

     Both William S. Thompson Jr., the current Chief Executive Officer of PIMCO Advisors, and William H. Gross, the current Chief Investment Officer of Pacific Investment Management Company, will have roles on the Executive Committee of AAM, with Mr. Thompson serving as the Executive Committee's Deputy Chairman. Messrs. Thompson and Gross will enter into employment contracts with a term of seven years following the Acquisition. Other key employees of the Advisors have also contractually agreed to remain with their respective employers following the Acquisition.

     Affiliates of Allianz AG currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers, that might be deemed to be controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Incorporated, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC, may be considered as "Affiliated Brokers". Once the Acquisition is completed, absent an SEC exemption or other relief, the Fund would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities from underwriting syndicates including an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. OpCap Advisors does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Fund, the Fund's ability to take advantage of market opportunities, or the Fund's overall performance. Other investment companies for which OpCap Advisors does not serve as investment adviser would not, in general, be subject to these same restrictions post-closing.

SECTION 15(F) OF THE INVESTMENT COMPANY ACT

     Section 15(f) of the Investment Company Act is available to PIMCO Advisors in connection with the Allianz of America's acquisition of a controlling interest in PIMCO Advisors and its subsidiary OpCap Advisors. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Fund's Board of Directors is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Allianz of America and each of the other parties to the Merger Agreement have agreed to use their reasonable best efforts to assure compliance with Section 15(f) as it applies to the Acquisition during such two-year period.

     The second condition of Section 15(f) is that during the three-year period following the consummation of the Acquisition, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. The composition of the Board of Directors is presently in compliance with the 75% requirement and Allianz of America has agreed with the Advisors that it will use its reasonable best efforts to comply with such 75% requirement during such three-year period through one or more intermediaries.

EXISTING AND NEW AGREEMENT

     The Existing Agreement and the New Agreement are substantially identical. The following description of the New Agreement is qualified in its entirety by reference to the form of the New Agreement attached hereto as Exhibit A.

SERVICES TO BE PERFORMED

     Under both the Existing and New Agreements, OpCap Advisors is required to:
(i) regularly provide investment advice and recommendations to each Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii) arrange for the purchase of securities and other investments by each Portfolio of the Fund and the sale of securities and other investments held by each Portfolio of the Fund.

     The Existing and New Agreements also require OpCap Advisors to provide administrative services for the Fund, including (i) coordination of the functions of accountants, counsel and other parties performing services for the Fund and (ii) preparation and filing reports required by federal securities laws, shareholder reports and proxy materials.

FEES AND EXPENSES

     The fees payable to OpCap Advisors under the New Agreement will be at the same rate as the fees payable under the Existing Agreement. Under the Existing Agreement, each Portfolio of the Fund pays OpCap Advisors at the annual rate of
 .50% of the first $100 million of average net assets, .45% on the next $200 million of average net assets and .40% of assets in excess of $300 million.

     Under the Existing and New Agreement, expenses not expressly assumed by OpCap Advisors or by OCC Distributors, the Fund's principal underwriter, are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, of which the major categories relate to interest, taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses including litigation.

     Under the Existing and New Agreement, OpCap Advisors will waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) of each Portfolio of the Fund do not exceed 1.00% of its respective average daily net assets.

     For the fiscal year ended November 30, 1999, the total advisory fee accrued or paid by the Primary Portfolio was $9,867,390 and the total advisory fees accrued or paid by the Government, General Municipal, California Municipal and New York Municipal Portfolios were $478,975, $653,803, $335,555 and $344,235, respectively.

     The Fund may pay certain broker-dealers, including CIBC or other financial intermediaries whose customers are Fund shareholders for performing shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions and responding to inquiries regarding the Portfolios' current yields and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses the broker-dealers at cost for personnel expenses involved in providing these services. All such payments and reimbursements must be approved in advance by the Fund's Board of Directors. Currently, any such payments to CIBC are capped at 2 basis points of average daily net assets of CIBC's customers. The following amounts were paid to CIBC as reimbursement for shareholder services: for the fiscal year ended November 30, 1999 -- $477,012, $18,299, $27,648, $12,841 and $13,462, respectively, by the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios.

     The Fund also may pay certain broker-dealers including CIBC, for performing certain administrative services for accounts in the Fund including providing beneficial owners with statements showing their positions in the Fund, posting dividend payments to beneficial owners' accounts and providing shareholder information to enable the Fund to mail prospectuses, annual and semi-annual reports to beneficial owners. Such payments are limited to 5 basis points of average daily net assets of each broker-dealer's customers. CIBC also is paid an annual fee of $9.25 per shareholder account for performing recordkeeping.

LIMITATION OF LIABILITY. The New Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, OpCap Advisors shall not be liable to the Fund for any act or omission in the course of or connected with rendering services under the New Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. This provision is identical to the provision on limitation of liability in the Existing Agreement.

TERMINATION. The termination provisions of the New Agreement and the Existing Agreement are identical. The New Agreement may be terminated by the Fund at any time without penalty upon 60 days' written notice to OpCap Advisors and may be terminated by OpCap Advisors at any time without penalty upon 90 days' written notice to the Fund. Termination by the Fund must be approved by the vote of a majority of the Directors or by vote of a majority of the outstanding shares of the Fund. The New Agreement will terminate in the event of an "assignment," as required by the Investment Company Act.

EVALUATION BY THE BOARD OF DIRECTORS. The Board of Directors has determined that continuity and efficiency of portfolio management services after the Acquisition can best be assured by approving the New Agreement. The Board believes that the New Agreement will enable the Fund to continue to obtain advisory services of high quality at costs which it deems appropriate and reasonable and that approval of the New Agreement is in the best interests of the Fund and its shareholders.

     In evaluating the New Agreement, the Board of Directors requested and reviewed, with the assistance of independent legal counsel, materials furnished by OpCap Advisors, PIMCO Advisors and Allianz of America. These materials included financial statements as well as other written information regarding OpCap Advisors, PIMCO Advisors and Allianz of America and their personnel, operations, and financial condition. The Board also reviewed information about OpCap Advisors, including its brokerage policies described above. Consideration was given to comparative performance and cost information concerning other mutual funds with similar investment objectives, including information prepared by Lipper Analytical Services, Inc. The Board of Directors also reviewed and discussed the terms and provisions of the New Agreement and compared it to the Existing Agreement as well as the arrangements of other mutual funds, particularly with respect to the allocation of various types of expenses, levels of fees and resulting expense ratios. The Board evaluated the nature and extent of services provided by other investment advisers to their respective funds and also considered the benefits OpCap Advisors would obtain from its relationship with the Fund and the economies of scale in costs and expenses to OpCap Advisors associated with its providing such services. The Board also met with a representative of Allianz of America to discuss its current intentions with respect to PIMCO Advisors and OpCap Advisors.

     Allianz has advised Oppenheimer Capital, OpCap Advisors, and the Board that it does not presently intend for the Acquisition to affect the future management of Oppenheimer Capital and its subsidiary OpCap Advisors. In addition, Allianz has advised Oppenheimer Capital, OpCap Advisors, and the Board that it presently anticipates that the senior portfolio management teams of Oppenheimer Capital and OpCap Advisors will continue in their present capacities and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory and management services with no material changes in operating conditions. Allianz has represented to Oppenheimer Capital, OpCap Advisors, and the Board that the eligibility of OpCap Advisors, under the Investment Advisers Act of 1940, to serve as an adviser will not be affected by the Acquisition and that the Acquisition will not affect the ability of OpCap Advisors to fulfill its obligations under the Advisory Agreements.

     The Board considered, with its counsel, (i) the quality of the operations and service which have been provided to the Fund by OpCap Advisors and which are expected to continue to be provided after the Acquisition, with no change in fee rates, (ii) the overall experience and reputation of OpCap Advisors in providing such services to investment companies, and the likelihood of its continued financial stability, (iii) the capitalization of OpCap Advisors, PIMCO Advisors and Allianz of America, (iv) the aspects of the Acquisition that would affect the ability of OpCap Advisors to retain and attract qualified personnel and (v) the benefits of continuity in the services to be provided under the New Agreement. Based upon its review, the Board of Directors concluded that the terms of the New Agreement are reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain OpCap Advisors as investment manager to the Fund after the Acquisition is desirable and in the best interests of the Fund and its shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New Agreement and its submission to shareholders for their approval. The New Agreement will become effective on the date that the Acquisition is consummated or the date shareholders approve the New Agreement, whichever occurs later. The New Agreement will continue in effect until two years from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the Acquisition is not consummated, the Existing Agreement will remain in effect according to its terms.

VOTE REQUIRED. As provided under the Investment Company Act, approval of the New Agreement will require the vote of a majority of the outstanding voting securities of each Portfolio. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

  THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND, OPCAP ADVISORS, PIMCO ADVISORS, ALLIANZ OF AMERICA OR THEIR AFFILIATES,

 UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO OF THE FUND VOTE
       TO APPROVE THE NEW AGREEMENT BETWEEN THE FUND AND OPCAP ADVISORS.

                                 PROPOSAL NO. 2
                    APPROVAL OF NEW DISTRIBUTION ASSISTANCE
                        AND ADMINISTRATIVE SERVICES PLAN
INTRODUCTION

     OpCap Advisors promotes the distribution of shares of each Portfolio of the Fund and arranges for the provision of administrative services for Fund shareholders pursuant to a Distribution Assistance and Administrative Services Plan dated November 5, 1997 (the "Existing Plan") adopted pursuant to Rule 12G-1 under the Investment Company Act. The Existing Plan was approved initially by the Board of Directors at a special meeting held on February 28, 1997 and renewed most recently on October 4, 1999 and was approved by the Fund's shareholders on October 14, 1997.

     The Existing Plan provides that to the extent it constitutes an agreement between the Fund and OpCap Advisors under a plan of distribution it shall automatically terminate in the event of its assignment as defined in the Investment Company Act. Consummation of the Acquisition will constitute an assignment of the Existing Plan in this regard. Therefore, in anticipation of the Acquisition, the Board of Directors of the Fund is proposing that its shareholders approve a new Distribution Assistance and Administrative Services Plan by and among the Fund and OpCap Advisors (the "New Plan"). The New Plan is substantially identical, except for the date, to the Existing Plan.

EXISTING AND NEW PLAN

     The Existing Plan and the New Plan are substantially similar. The following description of the New Plan is qualified in its entirety by reference to the form of the New Plan attached hereto as Exhibit B.

SERVICES TO BE PERFORMED

     Under both the Existing and New Plans, OpCap Advisors is authorized to:
(i) promote the distribution of the shares of each Portfolio of the Fund through broker-dealers, financial intermediaries, and others and (ii) arrange with financial intermediaries, including depository institutions, for the provision of administrative services to Fund shareholders. OpCap Advisors is also responsible for monitoring the performance of those distributors and service providers, including recommending their termination and replacement where appropriate.

FEES PAYABLE

     The fees payable to OpCap Advisors under the New Plan will be at the same rate as the fees payable under the Existing Plan. Under the Existing Plan, the Fund pays OpCap Advisors at the annual rate of .25% of the average net assets of each Portfolio of the Fund.

     For the fiscal year ended November 30, 1999, the total fees accrued or paid by and percentage of average net assets of the Primary, Government, General Municipal, California Municipal and New York Municipal Portfolios were $6,042,119, (0.25%), $239,980, (0.25%), $335,446, (0.25%), 167,778, (0.25%) and
$172,391, (0.25%), respectively. Although the Existing Plan compensates OpCap Advisors for expenses incurred in performing its obligations under the Plan, OpCap Advisors has spent more on distribution and administrative expenses for the Fund than it has received in fees during each fiscal year the Fund has been in operation.

LIMITATION OF LIABILITY. The New Plan provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, OpCap Advisors shall not be liable to the Fund or any Fund shareholders for any act or omission in the course of or connected with rendering services under the New Plan. This provision is identical to the provision on limitation of liability in the Existing Plan.

TERMINATION. The termination provisions of the New Plan and the Existing Plan are identical. The New Plan may be terminated by the Fund at any time without penalty upon 30 days' written notice to OpCap Advisors. Termination by the Fund must be approved by the vote of a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the New Plan. With respect to a Portfolio, the New Plan may be terminated by the vote of a majority of the outstanding shares of that Portfolio.

     To the extent that the New Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act with respect to a Portfolio, it will remain in effect to permit the continued deduction and payment of fees for distribution and administrative services on behalf of that Portfolio in the event of an assignment, as defined under the Investment Company Act. To the extent the New Plan constitutes an agreement between the Fund and OpCap Advisors, the New Plan will terminate automatically in the event of such assignment and the Fund may continue to make payments pursuant to the New Plan with respect to a Portfolio only (i) upon the vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the New Plan, at a meeting, cast in person, and
(ii) if the obligations of OpCap Advisors are to be performed by any other organization, upon such organization adopting and assuming in writing all provisions of the New Plan as a party thereto.

EVALUATION BY THE BOARD OF DIRECTORS. The Board of Directors has determined that continuity and efficiency of distribution and administrative services after the Acquisition can best be assured by approving the New Plan. The Board believes that the New Plan will enable the Fund to continue to obtain distribution and administrative services of high quality at costs which it deems appropriate and reasonable. Implementation of the New Plan will continue to assist in attracting investment professionals for the sale of shares of each Portfolio of the Fund, thereby increasing Portfolio assets which in turn will lower fixed costs per Portfolio share and increase investment opportunities.
For these reasons, the Board of Directors believes that approval of the New Plan is in the best interests of the Fund and its shareholders.

     In evaluating the New Plan, the Board of Directors requested and reviewed, with the assistance of independent legal counsel, materials furnished by OpCap Advisors. These materials included comparative sales and cost information concerning other mutual funds with similar distribution and administrative service plans, including information prepared by Lipper Analytical Services, Inc. The Board of Directors also reviewed and discussed the terms and provisions of the New Plan and compared it to the Existing Plan as well as the arrangements of other mutual funds.

     The Board considered, with its counsel, (i) the quality of services which have been provided to the Fund by OpCap Advisors and service providers under the Existing Plan and which are expected to continue to be provided after the Acquisition, with no change in fee rate, (ii) the overall experience and reputation of OpCap Advisors in providing services under the Existing Plan, and the likelihood of its continued financial stability, (iii) the aspects of the Acquisition that may affect the ability of OpCap Advisors to attract qualified personnel and service providers, (iv) the manner in which the New Plan would alleviate distribution and administrative service problems, including the nature and approximate amount of expenditures contemplated by the New Plan, the relationship of those expenditures to the overall cost structure of the Fund and the nature of the anticipated benefits, (v) the causes of distribution and administrative problems, (vi) the merits of possible alternatives to the New Plan, (vii) the interrelationship between the New Plan and the activities of OpCap Advisors in financing the distribution of Fund shares, (viii) the benefits of the New Plan for OpCap Advisors relative to the Fund, (ix) the effects of the New Plan on existing shareholders, (x) the benefits of the Existing Plan for the Fund and shareholders and (xi) the benefits of continuity in the services to be provided under the New Plan. Based upon its review, the Board of Directors concluded that the terms of the New Plan are reasonable, fair and in the best interests of the Fund and its shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New Plan and its submission to shareholders for their approval. The New Plan will become effective on the date that the Acquisition is consummated or the date shareholders approve the New Plan, whichever occurs later. The New Plan will continue in effect until one year from its effective date, and thereafter for successive annual periods as long as such continuance is approved in accordance with the Investment Company Act. If the Acquisition is not consummated, the Existing Plan will remain in effect according to its terms.

VOTE REQUIRED. As provided under the Investment Company Act, approval of the New Plan with respect to each Portfolio of the Fund will require the vote of a majority of the outstanding voting securities of that Portfolio. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

  THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND AND WHO HAVE NO DIRECT OR INDIRECT FINANCIAL INTEREST IN THE OPERATION OF
  THE NEW PLAN OR ANY AGREEMENT RELATED TO THE NEW PLAN, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO OF THE FUND VOTE TO APPROVE THE NEW
                                     PLAN.

                                 PROPOSAL NO. 3
                   ELECTION OF DIRECTORS TO THE FUND'S BOARD
INTRODUCTION

     The Board currently consists of four Directors, all of whom are standing for re-election. Messrs. Joseph M. La Motta, Paul Y. Clinton, Thomas W. Courtney and Lacy B. Herrmann are the members of the current Board. Two other nominees, Mssrs. V. Lee Barnes and Theodore T. Mason, have been approved by the Board of Directors to stand for election to the Board to hold office until their successors are elected and qualified.

     The following table sets forth certain information regarding each nominee. It is the intention of the persons named in the accompanying Proxy to vote for the election of the persons named below. Each nominee has indicated a willingness to serve if elected. If any nominee should not be available for election due to unforseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other persons as the Board may recommend.

NOMINEE INFORMATION

                         POSITIONS WITH                BUSINESS EXPERIENCE
   NAME AND AGE          FUND AND TERM              DURING THE LAST FIVE YEARS
   ------------          -------------              ---------------------------

Joseph M. La Motta/*/  Chairman of the        Chairman Emeritus of Oppenheimer Capital since 1997;
      Age:  66         Board of Directors     Chairman of the Board and President of OCC Accumulation
                       and President since    Trust.
                       1989


Paul Y. Clinton        Director since 1989    Principal of Clinton Management Associates, a financial
Age:  68                                      and venture capital consulting firm.  Former Director,
                                              External Affairs, Kravco Corporation, a national real estate owner and property management corporation; Trustee of Capital Cash Management Trust, a money market fund and Director of Narragansett Tax-Free Fund, a tax-exempt bond fund; Director of
                                              Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc.,
                                              Oppenheimer Quest Capital Value Fund, Inc., Rochester Fund Municipals, Rochester
                                              Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer
                                              Convertible Securities Fund, Oppenheimer Mid Cap Fund, Trustee of OCC Accumulation
                                              Trust and Oppenheimer Quest for Value Funds, each of which is an open-end investment company.


Lacy B. Herrmann       Director since 1989    President and Chairman of the Board of Aquila Management Corporation since 1984, the
Age:  69                                      sponsoring organization and administrator and/or advisor or sub-advisor to the following open-end investment companies, and Chairman of the Board of Trustees and
                                              President of each: Churchill Cash Reserves Trust since 1985, Pacific Capital U.S.
                                              Treasuries Cash Assets Trust since 1988, Pacific Capital Tax-Free Cash Assets Trust since 1988, and Prime Cash Fund from 1982 to 1996, each of which is a money market fund, and of Churchill Tax-Free Fund of Kentucky since 1986, Tax-Free Fund of Colorado since 1986, Tax-Free Trust of Oregon since 1985, Tax-Free Trust of Arizona since 1985,
                                              Tax-Free Fund for Utah since 1992, Narragansett Insured Tax Free Income Fund since
                                              1992, and Hawaiian Tax-Free Trust since 1984, each of which is a tax-free municipal bond fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila
                                              Distributors, Inc. since 1981, distributor of each of the above funds; President and
                                              Chairman of the Board of Trustees of Capital Cash Management Trust (CCMT), a money market fund, since 1981 and an Officer and Trustee/Director of its predecessors since
                                              1974; President and Director of STCM Management Company, Inc., sponsor and Sub-Advisor to CCMT; Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital
                                              Value Fund, Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund
                                              Municipals, Rochester Portfolio Series Limited Term New York Municipals and Bond Fund
                                              Series, Oppenheimer Convertible Securities Fund, Oppenheimer Mid Cap Fund, Trustee of
                                              Oppenheimer Quest for Value Funds, and OCC Accumulation Trust, each of which is an open-end investment company.

Thomas W. Courtney     Director since 1989    Principal of Courtney Associates, Inc., a venture capital business; former General
Age:  65                                      Partner of Trivest Venture Fund, a private venture capital fund; former President of
                                              Federated Investment Counseling, Inc. from; Trustee of Cash Assets Trust, a money market fund, since;

                         POSITIONS WITH                BUSINESS EXPERIENCE
   NAME AND AGE          FUND AND TERM              DURING THE LAST FIVE YEARS
   ------------          -------------              ---------------------------

                                              Director of Oppenheimer Quest Value Fund, Inc., Oppenheimer Quest Capital Value Fund,
                                              Inc., Oppenheimer Quest Global Value Fund, Inc., Rochester Fund Municipals, Rochester
                                              Portfolio Series Limited Term New York Municipals and Bond Fund Series, Oppenheimer
                                              Mid Cap Fund, Oppenheimer Convertible Securities Fund, Trustee of Oppenheimer Quest
                                              for Value Funds and OCC Accumulation Trust, each of which is an open-end investment company; Trustee of Hawaiian Tax-Free Trust and Tax-Free Trust of Arizona, tax-exempt bond funds; Director of several privately owned corporations; and former Director of
                                              Financial Analysts Federation.

V. Lee Barnes         Nominee for Director    President and Chief Executive Officer of Net Learning Inc. since January 1999;
Age: 64                                       Director of Davis International Banking Consultants since July 1993; previously a consultant and acting Executive Vice President of Smyth, Sanford & Gerard L.L.C., an
                                              insurance underwriting agency.

Theodore T. Mason     Nominee for Director   Executive Director of Louisiana Power Partners, LLC since 1999 and of East Wind Power
Age: 64                                      Partners since 1994; Second Vice President of the Alumni Association of SUNY Maritime
                                             College since 1998 and Director for the same organization since 1997; Director of
                                             Cogeneration Development of Willamette Industries, Inc., a forest products company,
                                             1991-1993; Vice Chairman of the Board of Trustees of CCMT since 1981; Vice Chairman of the Board of Trustees and Trustee of Prime Cash Fund (which is inactive) since 1982;
                                             Trustee of Short Term Asset Reserves, 1984-1986 and 1988-1996, of Hawaiian Tax-Free
                                             Trust and Pacific Capital Cash Assets Trust since 1984, of Churchill Cash Reserves
                                             Trust since 1985, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital
                                             U.S. Government Securities Cash Assets Trust since 1988 and of Churchill Tax-Free Fund of Kentucky since 1992.

/*/  Considered an "interested person" of the Fund, as defined in
     Section 2(a)(19) of the Investment Company Act specifically because of his capacity as an officer of the Fund.


     No nominee beneficially owns more than one percent of the Fund's outstanding shares.

BOARD OF DIRECTOR COMMITTEES AND MEETINGS

     The Board has appointed an Audit Committee, but has not appointed a Nominating Committee and a Compensation Committee. Selection and nomination of disinterested directors has been reserved to the other disinterested directors. Shareholders may submit written recommendations to the Board regarding nominees for Director, although the Board expects to be able to identify an ample number of qualified candidates.

     The Audit Committee selects, and recommends for approval by the Board and the shareholders, the audit firm to be retained as independent auditor by the Fund. The Audit Committee consults with the Fund's independent auditor regarding the plan and scope of the audit, the adequacy of the Fund's internal accounting procedures and controls and all matters relevant to the audit services provided to the Fund. The Audit Committee also reviews the fees charged by the auditor and the results of the audit.

     The Audit Committee currently consists of Messrs. Clinton, Courtney and Herrmann. The Board anticipates the election of Mssrs. Barnes and Mason as additional Members of the Audit Committee following the election of new Directors.

     During the fiscal year ended November 30, 1999, the Board met four times at regularly scheduled meetings. During the year ended November 30, 1999, the Audit Committee met once. There are no incumbent members of the Board who, during the last fiscal year of the Fund, attended fewer than 75% of the aggregate meetings of the Board of Directors or its committees on which they serve.

EXECUTIVE COMPENSATION

     Members of the Board of Directors receive an annual retainer of $40,050 and $350 per fund for each Board meeting attended./**/ Audit Committee members receive an additional $250 per fund for each Audit Committee meeting attended. Directors who are officers of the Fund are not compensated for their service on the Board. No officer of the Fund received a salary or fee from the Fund.

-------------------------

/**/ The annual retainer and meeting fees are based upon the combined number of Portfolios for OCC Accumulation Trust and the Fund and the combined net assets of such Portfolios. The schedule set forth below illustrates the annual retainer and meeting fees for one or more Portfolios with combined net assets ranging from $50 to $250 million.

NET ASSETS OF                ANNUAL RETAINER         BOARD             AUDIT
$50 - 250 MILLION            PER PORTFOLIO        MEETING FEE      COMMITTEE FEE
First five Portfolios           $4,500               $500              $250
First six Portfolios            $4,400               $450              $250
First seven Portfolios          $4,300               $400              $250
First eight Portfolios          $4,200               $350              $250
First nine Portfolios           $4,100               $300              $250
Ten or more Portfolios          $4,000               $250              $250

For Portfolios with net assets of $25 million or less, no annual retainer or meeting fees would be paid the Directors for the first two years of the Portfolio's operations and half of the annual retainer and meeting fees described in the above schedule would be paid thereafter. For Portfolios with net assets ranging from $25 to $50 million, half of the annual retainer and meeting fees described in the above schedule would be paid to each Director. For Portfolios with net assets ranging from $250 million to $1 billion, the annual retainer and meeting fees described in the above schedule plus an additional $750 annual retainer would be paid to each Director. For Portfolios with net assets over $1 billion, the annual retainer and meeting fees described in the above schedule plus an additional $1,500 annual retainer would be paid to each Director.

At December 31, 1999, OCC Accumulation Trust and the Fund together offered eleven Portfolios: two Portfolios with net assets of $25 million or less; six Portfolios with net assets ranging from $50 to $250 million; one Portfolio with net assets ranging from $25 to $50 million; one Portfolio with net assets ranging from $250 million to $1 billion; and one Portfolio with net assets over $1 billion.

                      FISCAL YEAR ENDED NOVEMBER 30, 1999
                              COMPENSATION TABLE


                                       PENSION OR RETIREMENT  TOTAL COMPENSATION
   NAME OF            AGGREGATE        BENEFITS ACCRUED AS    FROM FUND AND FUND
   DIRECTOR           COMPENSATION     PART OF FUND           COMPLEX PAID TO
   AND AGE            FROM FUND        EXPENSES/***/          DIRECTORS
   -------            ---------        -------------          ---------

Paul Clinton           $33,037            $24,524              $113,826

Thomas Courtney        $33,037            $24,524              $113,826

Lacy Herrmann          $32,537            $24,524              $112,926

Joseph La Motta              0                  0                     0

/***/ Under the retirement plan adopted by the Board in 1998, a retired Director may receive up to 80% of his or her average compensation paid during that Director's five years of service in which the highest compensation was paid. A Director must serve in that capacity for the Fund or OCC Accumulation Trust for at least 15 years to be eligible for the maximum payment.

     For the purpose of the Compensation Table, "Fund Complex" includes the Fund and other funds advised by OpCap Advisors.

EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

                         POSITION(S) WITH                            BUSINESS EXPERIENCE
   NAME AND AGE          FUND AND TERM                               DURING THE LAST 5 YEARS
   ------------          -------------                               -----------------------
William McDaniel        Vice President since 1999                    Managing Director of Oppenheimer Capital since 1995;
Age:  54                                                             Senior Vice President of Oppenheimer Capital 1988-1995.

Maria Camacho           Assistant Secretary since 1995               Vice President of Oppenheimer Capital since 1997.
Age:  45                                                             Assistant Vice President from 1994 to 1997 and Registrations
                                                                     Department Administrator with Oppenheimer Capital since 1989.

John L. Giusio, Jr.     Vice President since 1993                    Vice President, Oppenheimer Capital since 1992.
Age:  56


                         POSITION(S) WITH                            BUSINESS EXPERIENCE
   NAME AND AGE          FUND AND TERM                               DURING THE LAST 5 YEARS
   ------------          -------------                               -----------------------
Matthew Greenwald       Vice President since 1993                    Senior Vice President, Oppenheimer Capital since 1997;
Age:  45                                                             Vice President from 1992 to 1997; Executive Vice President of
                                                                     Municipal Advantage Fund Inc., a closed-end investment company, since 1997.

Benjamin Gutstein       Vice President and Portfolio Manager         Assistant Vice President, Oppenheimer Capital since 1996;
Age:  31                since 1997                                   joined Oppenheimer Capital in 1993.

Elliot M. Weiss         Secretary since 1999                         Vice President of OpCap Advisors since March 1996;
Age:  37                                                             Vice President of Oppenheimer Capital from 1995 to 1996;
                                                                     Assistant Vice President of Oppenheimer Capital from 1991 to
                                                                     1995. Secretary of the OCC Accumulation Trust and Municipal
                                                                     Advantage Fund Inc. and Assistant Secretary of The Central
                                                                     European Value Fund, Inc. since 1999.

Brian S. Shlissel       Treasurer since February 2000                Vice President of Oppenheimer Capital since July 1999;
Age:  35                                                             Vice President of Mitchell Hutchins Asset Management Inc., from
                                                                     1993 to 1999. Treasurer of OCC Accumulation Trust,
                                                                     Municipal Advantage Fund, Inc. and the Central European Value
                                                                     Fund since August 1999. Treasurer and Secretary Jardine Fleming
                                                                     India Fund from 1997 to 1999. Assistant Treasurer PaineWebber
                                                                     PACE Select Advisers Trust from 1998 to 1999.


     The business address of each officer is 1345 Avenue of the Americas, New York, New York 10105.

VOTE REQUIRED. As provided under the Investment Company Act, the election of the Nominees to the office of Director will require the vote of a majority of the outstanding voting securities of the Fund. Under the Investment

Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

 THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE
    FUND, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO OF
                               THE FUND VOTE FOR
                           ALL NOMINEES TO THE BOARD

                                PROPOSAL NO. 4
                  RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
                            AS INDEPENDENT AUDITOR

     The Board, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP to continue to serve as independent auditors of the Fund for the fiscal year ending November 30, 2000, subject to ratification by the Fund's shareholders.

     PricewaterhouseCoopers LLP has served as the Fund's independent auditor since December 1989 and has no direct financial interest or material indirect
financial interest in the Fund.   Representatives of PricewaterhouseCoopers LLP
are not expected to be present at the Meeting but will be available if required and will have the opportunity, at their discretion, to make a statement and to respond to appropriate shareholder questions.

     PricewaterhouseCoopers LLP's audit services for the fiscal year ended November 30, 1999 included: auditing the Fund's annual financial statements; reviewing the Fund's federal and state income tax returns; reviewing the Fund's federal excise tax return; consulting with the Fund's Audit Committee; engaging in routine consultations on financial accounting and reporting matters.

     The Audit Committee authorized all services performed by PricewaterhouseCoopers LLP on behalf of the Fund. In addition, the Audit Committee reviews the scope of services to be provided by PricewaterhouseCoopers LLP annually and considers the effect, if any, that performance of any non-audit services might have on audit independence.

VOTE REQUIRED. As provided under the Investment Company Act, the ratification of PricewaterhouseCoopers LLP as independent auditor for the Fund will require the vote of a majority of the outstanding voting securities of the Fund. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" of an investment company (or a series thereof) means the vote, at a duly-called annual or special meeting of shareholders, of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of such company or series are present or represented by proxy, or of more than 50% of the total outstanding shares of such company or series, whichever is less.

 THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE
                       FUND, UNANIMOUSLY RECOMMEND THAT
                THE SHAREHOLDERS OF EACH PORTFOLIO OF THE FUND
                  VOTE TO APPROVE PRICEWATERHOUSECOOPERS LLP
                            AS INDEPENDENT AUDITOR

             RECEIPT OF SHAREHOLDERS PROPOSALS, QUORUM AND VOTING

     Under the proxy rules of the SEC, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular annual meeting. Those rules require that at the time the shareholder submits the proposal the shareholder be a record or beneficial owner of at least 1% or $1,000 in market value of securities entitled to be voted on the proposal and have held such securities for a least one year prior thereto, and continue to hold such shares through the date on which such meeting is held.

Another of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the Fund's proxy material for the next annual meeting after the meeting to which this proxy statement relates must be received by the Fund not less than 120 days before the first anniversary of the date stated on the first page of this Proxy Statement relating to the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting.

     The fact that the Fund receives a shareholder proposal in timely manner does not insure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

     Shareholders should be aware that under the law of the state in which the Fund is established, Maryland, annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act which must be met by convening such a shareholder's meeting. As it is the intention of the Board of Directors not to hold annual shareholder meetings in the future unless required to do so under the Investment Company Act, there can be no assurance that shareholder proposals validly submitted to the Fund will be acted upon at a regularly scheduled annual shareholders' meeting.

     Shares represented in person or by proxy (including shares which abstain or do not vote with respect to the Proposal presented for shareholder approval including "broker nonvotes") will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to the Proposal, but will not be counted as a vote in favor of the Proposal. Accordingly, an abstention from voting on a legal effect as a vote against the Proposal.
"Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

                             INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP are the independent auditors of the Fund. A representative of the firm is not expected to be present at the Meeting.

                           MAILING OF ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its Annual Report for the year ended November 30, 1999 to a shareholder upon request. Such request should be made to Elliot M. Weiss, OpCap Advisors, 1345 Avenue of the Americas, New York, NY 10105-4800, or by calling 1-800-600-5487. The report will be sent by first class mail within three business days of the request.

                                OTHER BUSINESS

     The Fund's management knows of no business other than the matter specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting and it is the intention of the person named in the proxy to vote in accordance with their judgment on such matters.

                                    By Order of the Board of Directors


                                    Elliot M. Weiss
                                    Secretary

                            OCC CASH RESERVES, INC.

         This proxy is solicited on behalf of the Board of Directors.

     The undersigned hereby appoints _______________, _______________, and
_______________ as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all of the Shares of OCC Cash Reserves, Inc. which the undersigned is entitled to vote as of December 20, 1999, the record date, at the Meeting of Shareholders to be held on March 3, 2000, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL IN ITEM 1, FOR THE PROPOSAL IN ITEM 2, FOR THE NOMINEES NAMED IN ITEM 3, AND FOR THE SELECTION OF THE INDEPENDENT AUDITOR NAMED IN ITEM 4.
ALL ITEMS ARE PROPOSED BY THE OCC CASH RESERVES, INC. (THE "FUND").

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

Item 1 -   Proposal to approve a new investment advisory agreement between OpCap
          Advisors and the Fund.

                          FOR      AGAINST    ABSTAIN
                          [_]        [_]        [_]


Item 2 - Proposal to approve the continuance of the Distribution Assistance and Administrative Services Plan upon consummation of the Alllianz acquisition.

                          FOR      AGAINST    ABSTAIN
                          [_]        [_]        [_]


Item 3 -  Election of the following nominees as Director:

          [A]    Joseph M. La Motta  [D]  Thomas W. Courtney
          [B]    Paul Y. Clinton     [E]  V. Lee Barnes
          [C]    Lacy B. Herrmann    [F]  Theodore T. Mason

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.

Item 4 - Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditor of the Fund.

                          FOR      AGAINST    ABSTAIN
                          [_]        [_]        [_]


Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                             Dated:_____________, 2000


                                             ___________________________
                                                   Signature

                                             ___________________________
                                                   Signature


     PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD BY _________________, 2000.


                                       2